Exhibit 77Q3.1

Registrant: American Century Government Income Trust

File Number: 811-4363

Registrant CIK Number: 0000773674

     Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 15, 72DD, 73A, 74U and 74V.

Item 15


Custodian:                                                      Sub-Custodian:
J.P. Morgan Chase & Company                                  See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                     Foreign Subcustodian

ARGENTINA                                                    JPMorgan Chase Bank
                                                                    Buenos Aires
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                       Melbourne
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BAHRAIN                                                 National Bank of Bahrain
                                                                         Manama
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BANGLADESH                                              Standard Chartered Bank
                                                                         Dhaka
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BELGIUM                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                      Hamilton
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
BOTSWANA                                      Barclays Bank of Botswana Limited
                                                                     Gaborone
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
"BRAZIL                                                          Citibank, N.A."
                                                                   Sao Paulo
------------------------ ----------------------------------------------------
------------------------ -----------------------------------------------------
BULGARIA                                                         ING Bank N.V.
                                                                      Sofia
------------------------ -----------------------------------------------------
------------------------ ---- ------------------------------------------------
CANADA                                                    Royal Bank of Canada
                                                                      Toronto
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------

"CHILE                                                            Citibank, N.A
                                                                     Santiago
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"CHINA - SHANGHAI                                                 Citibank, N.A.
                                                                     New York
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                            JPMorgan Chase Bank
                                                                      Hong Kong
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CROATIA                                             Privredna banka Zagreb d.d.
                                                                      Zagreb
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
CYPRUS                                             The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
"CZECH REPUBLIC                              Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
DENMARK                                               Nordea Bank Danmark A/S
                                                                   Copenhagen
------------------------ -----------------------------------------------------
------------------------ ----------------------------------------------------
"ECUADOR                                                         Citibank, N.A.
                                                                        Quito
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"EGYPT                                                           Citibank, N.A.
                                                                       Cairo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                      Tallinn
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
FINLAND                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
FRANCE                                                           J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                                 J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GERMANY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                       Accra
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
GREECE                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
HONG KONG                                                  JPMorgan Chase Bank
                                                                   Hong Kong
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
                                                                    Budapest
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ICELAND                                                       Islandsbanki-FBA
                                                                    Reykjavik
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
INDIA                                         The Hongkong and Shanghai Banking
                                                            Corporation Limited
                                                                       Mumbai
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                       Standard Chartered Bank
                                                                       Mumbai
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
INDONESIA                                    The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                     Jakarta
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ISRAEL                                                Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ITALY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
IVORY COAST                                                   Societe Generale
                                                                        Paris
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
JAMAICA                                 FirstCaribbean International Trust and
                                               Merchant Bank (Jamaica) Limited
                                                                      Kingston
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
JAPAN                                                      JPMorgan Chase Bank
                                                                       Tokyo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                           JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
JORDAN                                                          Arab Bank Plc
                                                                        Amman
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
                                                                     Almaty
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
                                                                    Nairobi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
                                                                       Riga
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
                                                                   New York
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LITHUANIA                                                  Vilniaus Bankas AB
                                                                    Vilnius
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
LUXEMBOURG                                                     J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MALAYSIA                                            HSBC Bank Malaysia Berhad
                                                                 Kuala Lumpur
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MALTA                                                  HSBC Bank Malta p.l.c.
                                                                    Valletta
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
MAURITIUS                                  The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                  Port Louis
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
"MEXICO                                                Banco J.P. Morgan, S.A.
"                                                                 Mexico, D.F"
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
"                                                 Banco Nacional de Mexico, S.A.
"                                                                   Mexico, D.F
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
MOROCCO                                        Banque Commerciale du Maroc S.A.
                                                                  Casablanca
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NAMIBIA                                        Standard Bank of Namibia Limited
                                                                      Windhoek
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NETHERLANDS                                                    J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                              J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
NEW ZEALAND                                       National Bank of New Zealand
                                                                    Wellington
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
*NIGERIA*                            The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
NORWAY                                                    Den norske Bank ASA
                                                                        Oslo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
OMAN                                                            Oman Arab Bank
                                                                        Muscat
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
PAKISTAN                                                        Citibank, N.A.
                                                                      Karachi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                             Deutsche Bank AG
                                                                     Karachi
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                     Karachi
------------------------ ----------------------------------------------------
------------- ---------------------------------------------------------------
PERU                                                Banco de Credito del Peru
                                                                        Lima
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
PHILIPPINES                                The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                     Manila
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
POLAND                                              Bank Rozwoju Eksportu S.A.
                                                                      Warsaw
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
PORTUGAL                                                      J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
ROMANIA                                                         ING Bank N.V.
                                                                   Bucharest
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                    New York
                                  A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                    Account)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
SINGAPORE                                 Oversea-Chinese Banking Corporation
                                                                   Singapore
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SLOVAK REPUBLIC                                    Vseobecno Uverova Banka S.A.
                                                                   Bratislava
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SLOVENIA                            Bank Austria Creditanstalt d.d. Ljubljana
                                                                    Ljubljana
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                 Johannesburg
------------------------ ----------------------------------------------------
------------------------ ----------------------------------------------------
SOUTH KOREA                                 The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Seoul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                                      Standard Chartered Bank
                                                                       Seoul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SPAIN                                                          J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SRI LANKA                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                     Colombo
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SWEDEN                                                   Svenska Handelsbanken
                                                                    Stockholm
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
SWITZERLAND                                                           UBS AG
                                                                       Zurich
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                       Taipei
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Taipei
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
THAILAND                                              Standard Chartered Bank
                                                                      Bangkok
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                       Tunis
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
TURKEY                                                     JPMorgan Chase Bank
                                                                     Istanbul
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                        Kiev
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------ -----------------------------------------------------
U.A.E. The National Bank of Abu Dhabi
                                                                    Abu Dhabi
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
U.K.
                                                                      National
                                                                    Westminster
                                                                        Bank
                                                                       London
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
"URUGUAY                                                        BankBoston, N.A"
                                                                    Montevideo.
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
U.S.A.
                                                                      JPMorgan
                                                                         Chase
                                                                         Bank
                                                                         New
                                                                         York
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
"VENEZUELA                                                        Citibank, N.A.
                                                                     Caracas
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
VIETNAM                                      The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                              Ho Chi Minh City
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
ZAMBIA                                          Barclays Bank of Zambia Limited
                                                                       Lusaka
------------------------ -----------------------------------------------------
------------------------ -----------------------------------------------------
ZIMBABWE                                     Barclays Bank of Zimbabwe Limited
                                                                        Harare
------------------------ -----------------------------------------------------

For period ending 09/30/2003
Series Number:  1

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class             48,121
         2. Dividends for a second class of open-end company shares
         (000's omitted)
         Advisor Class               1,672
         C Class                       106
73A.     Payments per share outstanding during the entire current period:
1.       Dividends from net investment income
          Investor Class            0.2635
2.       Dividends for a second class of open-end company shares
         Advisor Class              0.2501
         C Class                    0.2232

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             168,884
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                  6,385
         C Class                          407

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.66
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $10.66
         C Class                    $10.66

For period ending 09/30/2003
Series Number:  7

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class             7,108
         2. Dividends for a second class of open-end company shares
         (000's omitted)
         Advisor Class               874
         Institutional Class         771
73A.     Payments per share outstanding during the entire current period:
1.       Dividends from net investment income
          Investor Class            0.2175
2.       Dividends for a second class of open-end company shares
         Advisor Class              0.2039
         Institutional Class        0.2284

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              30,822
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                 5,229
         Institutional Class           3,621

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.03
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class              $11.03
         Institutional Class        $11.03